AEGON/Transamerica Series Fund, Inc. (“ATSF”)

        Supplement dated June 23, 2003 to the Statement of Additional Information dated May 1, 2003 (“SAI”)

Please read this Supplement carefully and retain it for future reference.

Great Companies – Global2

At a meeting held on June 10, 2003, the Board of Directors approved the following:

On	or about September 15, 2003, Templeton Investment Counsel, LLC. (“Templeton”), 500 E. Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394, is scheduled to be added as a co-sub-adviser to Great Companies Global[2]. Templeton is scheduled to assume responsibility for managing the non-U.S. portion of the fund, and Great Companies, L.L.C. will maintain responsibility for the U.S. equity component. The overall advisory fee and sub-advisory fee will remain the same.

        The fund will then be renamed “Templeton Great Companies – Global.”

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The following Board member is added as a member of the Audit Committee under the section titled “Committees of the Board” on Page A-30:

Daniel Calabria

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Federated Growth & Income

The following non-fundamental investment restriction is deleted from the section titled “Investment Restrictions” on page FGI-1:

(A)	The portfolio will not sell securities short unless: (i) during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and (ii) not more than 10% of the portfolio’s net assets (taken at current value) is held as collateral for such sales at any one time.

The following disclosure is added after the first paragraph to the section titled “Short Sales” on page A-2:

The Federated Growth & Income portfolio may make short sales of securities listed on one or more national exchanges or on the NASDAQ stock market. A short sale means selling a security the portfolio does not own to take advantage of an anticipated decline in the stock’s price. Once the portfolio sells the security short, it has an obligation to replace the borrowed security. If it can buy the security back at a lower price, a profit results. In no event will the portfolio engage in short sales transactions if it would cause the market value of all of the portfolio’s securities sold short to exceed 25% of its net assets. The value of the securities of any one issuer that may be shorted by the portfolio is limited to the lesser of 2% of the value of the portfolio’s net assets or 2% of the securities of any class of the issuer. The portfolio may also “sell short against the box,” i.e., the portfolio owns securities identical to those sold short. Short sales against the box are not subject to the 25% limitation. A capital gain is recognized immediately upon entering into a short sale against the box with respect to an appreciated security. Short sales are speculative in nature, and may reduce returns or increase volatility.

Risk Factors

Leverage Risks — Leverage risk is created when an investment exposes the portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the portfolio’s risk of loss and potential for gain. — Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

Liquidity Risks — Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the portfolio’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the portfolio may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the portfolio will be required to continue to hold the security or keep the position open, and the portfolio could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.